UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 30, 2009
Date of Report (Date of earliest event reported)

M&F BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-27307	56-1980549
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2634 Durham-Chapel Hill Boulevard Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 683-1521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

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Item 8.01 Other Events.	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

Item 8.01                      Other Events

On June 29, 2009, M&F Bancorp, Inc. (“Bancorp”) issued a press release, announcing that on June 26, 2009, as part of the Troubled Asset Relief Program Capital Purchase Program, Bancorp entered into a Letter Agreement and certain side letters with the United States Department of the Treasury, pursuant to which Bancorp sold 11,735 shares of Bancorp’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A for a purchase price of $11,735,000 in cash. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated June 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2009	M&F BANCORP, INC. Kim D. Saunders Signature Name: Kim D. Saunders Title: President and Chief Executive Officer